Exhibit 10.1

FARMOUT AGREEMENT

BETWEEN

Bancorp Holdings, LLC, Carrier Acquisitions, LLC, LHMF, LLC,

as farmors

AND

RICHLAND RESOURCES CORPORATION, SUN DELTA, INC., AND AMERRIL
ENERGY LLC,

 AS FARMEES

This Farmout Agreement (this “Agreement”) is entered into effective as of the 23rd day of July, 2012 (the “Effective Date”), by and between BANCORP HOLDINGS, LLC, an Arkansas limited liability company, CARRIER ACQUISITIONS, LLC, an Arkansas limited liability company and LHMF, LLC, a Nevada limited liability company (each a “Farmor”, collectively, “Farmors”), and RICHLAND RESOURCES CORPORATION, a Nevada corporation d/b/a RRCH Corp. (“Richland”), SUN DELTA, INC., a Colorado corporation (“Sun Delta”), and AMERRIL ENERGY LLC, an Oklahoma limited liability company (“Amerril”)(each a “Farmee,” collectively, “Farmees”). Where applicable, Farmors and Farmees may be referred to herein collectively as the “Parties” or individually as a “Party.”

WHEREAS, Farmors own the entire working interest in the oil, gas and mineral leases more particularly described on Schedule 1.1, attached hereto (collectively, the “Subject Leases”);

WHEREAS, Farmees desire to drill a well on the Subject Leases in search of oil and gas and thereby earn an assignment of the Subject Leases; and

WHEREAS, Farmors are willing to grant Farmees the right to drill a well on the Subject Leases in search of oil and gas and thereby earn an assignment of the Subject Leases.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

That, for and in consideration of the premises and the mutual covenants and agreements contained herein, Farmors and Farmees hereby agree as follows:

ARTICLE I

SUBJECT INTERESTS; WELL UNITS

1.1           Definition of Subject Interests. The “Subject Interests” refer to all of Farmors’ right title and interest in and to the Subject Leases; less, save and except an 18.75% working interest and 14.0625% net revenue interest in the Subject Leases INSOFAR AND ONLY INSOFAR as the Subject Leases cover production from the Test Well and corresponding Well Unit (“Farmors’ Retained Interest”).

1.2           Well Units. As used in this Agreement, the term “Well Unit” shall mean a tract of land surrounding a well producing or capable of producing oil and/or gas in paying quantities and that consists of the total number of acres established by the spacing order or applicable field rules of the Texas Railroad Commission (or other governmental authority having jurisdiction) as the amount of acreage that must be included in the proration unit for such well in order for such well to receive or be assigned its maximum allowable amount of production. If no such spacing order or field rules have been issued, such tract of land shall consist of the maximum allowable unit acreage provided for in the Subject Leases. The acreage to be included in each Well Unit shall be selected by Farmees in conformity with any such spacing order or field rules.

1.3           Warranties. Farmors warrant to Farmees, as to matters arising by, through or under Farmors, that as of the date hereof and as of the date the Assignment (hereinafter defined) is delivered to Farmees, Farmors are and will be vested with and shall have good and marketable title to the Subject Interests, free and clear of all liens and encumbrances other than the Permitted Encumbrances (as defined in the Assignment). Further, each Farmor represents and warrants that such Farmor has not conveyed or contracted to convey, any of such Farmors’ right, title and interest in and to the Subject Leases to anyone other than Farmees, and such Farmor has not created any overriding royalties, reversionary rights or similar burdens on the Subject Leases.

ARTICLE II

TEST WELL

2.1           Test Well. Farmees shall commence or caused to be commenced, on or before forty-five (45) days from the Effective Date, or, in the event a suitable rig is under contract but cannot commence drilling until after the expiration of such 45 day period, as soon as commercially practicable thereafter (but in no event longer than 90 days) (the “Commencement Date”), actual drilling operations on a well (the “Test Well”) in search of oil and/or gas at any legal location on the Subject Interests/at the location specified on Exhibit A hereto. Thereafter, Farmees shall continue to drill the Test Well with due diligence and in a good and workmanlike manner to a depth sufficient to penetrate and test in a horizontal wellbore the Woodbine formation (the “Objective Depth”); provided that Farmees shall not be precluded from drilling deeper than the Objective Depth. When Farmees have completed drilling operations on the Test Well, Farmees agree that (i) if the Test Well can be completed as a well capable of producing in paying quantities, to be determined at Farmees’ sole discretion, Farmees shall diligently prosecute the completion of the Test Well without unreasonable delays, or (ii) if the Test Well cannot be completed as a well capable of producing in paying quantities, Farmees shall plug and abandon the Test Well in accordance with the terms of the Subject Leases and all applicable laws and regulations. If Farmees do not commence, or cause to be commenced, the actual drilling of the Test Well on or prior to the Commencement Date, Farmees’ right to earn the Assignment hereunder shall terminate and, except as otherwise expressly provided herein, neither Party shall have any further rights or obligations hereunder.

As set forth in Section IV, hereinbelow, Richland shall be designated as “Operator” for operations conducted on the Subject Leases. Notwithstanding such designation, any Farmee shall be entitled to commence, or cause to be commenced, actual drilling operations on the Test Well if, in Farmee’s sole discretion based on good-faith belief, Richland is unable or will be unable to commence or cause to be commenced actual drilling operations on the Test Well before the Commencement Date.

As used herein, “Operator” shall mean and refer to the Party designated as “Operator” under the Operating Agreement (as hereinafter defined).

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2.2 Substitute Well or Wells. If, during the drilling of a Test Well, Farmees suffer mechanical difficulties or encounters an impenetrable formation, cavity, excessive pressure or water flow, loss of circulation or any other formation, substance or condition, similar or dissimilar, which cannot reasonably or economically be overcome by usual and customary drilling methods, Farmees shall have the option, but not the obligation, not more than sixty (60) days following the cessation of drilling operations on such Test Well, to commence actual drilling operations on a substitute well, at any legal location on the Subject Interests, and such substitute well, if drilled in the manner and to the depth herein required for the drilling of the original Test Well, shall be considered and treated for all purposes herein as though the same were the original Test Well. Farmees shall have the right to drill any number of substitute wells pursuant to the foregoing, each of which shall be considered and treated for all purposes hereof as though the same was the original Test Well for which such substitute well is being drilled; provided, however, not more than sixty (60) days shall elapse between the time drilling operations for one substitute well are terminated and actual drilling operations on another substitute well have commenced.

2.3 Insurance. Richland covenants and agrees that Richland, or the successor operator, if necessary, shall maintain the insurance coverages to be described in the “Operating Agreement” (hereinafter defined) during the performance of all operations hereunder. All such insurance shall be carried with a company or companies reasonably satisfactory to Farmors, shall be endorsed to name Farmors as additional insured parties thereunder and shall provide for a waiver of subrogation in favor of Farmors. Prior to commencing any operations on the Subject Leases, Richland shall furnish Farmors with certificates of insurance evidencing the coverages described above. Each such certificate shall reflect that Farmors shall be provided with at least sixty (60) days prior written notice of any material change or termination of any coverage described therein.

ARTICLE III

INTEREST TO BE EARNED

3.1 Designation of Well Unit. Upon the Test Well being drilled and completed, Farmees shall designate a Well Unit therefor. The location of the Test Well within the Well Unit shall comply with the then prevailing rules and regulations (or exceptions thereto) of the Texas Railroad Commission or other lawful governmental authority relative to well location and spacing. Farmees shall designate the Well Unit for the Test Well by executing and recording an instrument setting forth the location of the well, the completion date thereof, and a valid legal description of that portion of the Subject Leases to be included therein (the “Unit Designation”). Not more than ninety (90) days after the completion of the Test Well, Farmees shall record the Unit Designation in the appropriate records of real property of Leon County. A copy of the Unit Designation shall be mailed to Farmors within thirty (30) days after the date such Unit Designation is recorded. If Farmees fails to comply with this paragraph, Farmors shall be entitled to perform the obligations set forth in this Section 3.1, and Farmees shall be liable for all costs and expenses associated therewith.

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3.2 Assignment.

(a) If Farmees drill and complete the Test Well, Farmees shall have earned the Subject Interests, whereupon Farmors shall execute, acknowledge and deliver to Farmees an Assignment of Oil, Gas and Mineral Leases in the form attached hereto as Exhibit B (the “Assignment”). The Assignment shall assign unto Farmees one hundred percent (100%) of the working interest in the Subject Leases, and a corresponding seventy-five percent (75%) net revenue interest in the Subject Leases, together with a like interest in the Test Well and all downhole, surface and other equipment (up to and including the wellhead check meter) associated with such Test Well (collectively, the “Assigned Interests”), but SAVING, EXCEPTING AND RESERVING therefrom Farmors’ Retained Interest. The Subject Interests shall be assigned to Farmees in the following percentages:

Richland	50%

Sun Delta	25%

Amerril	25%

(b) The interests assigned by Farmors under this Paragraph 3.2 shall be proportionately reduced to the extent that Farmors owns less than the entire oil, gas and/or mineral leasehold estate in the Leases or the Leases cover less than the entire oil, gas and/or mineral fee in the Subject Interests.

(c) The obligation to execute the Assignment when herein provided shall be absolute. To the extent Farmors fail to execute and provide the Assignment to Farmees, in addition to any other available remedies, Farmees shall be entitled to seek specific performance. Pending resolution, Farmees shall be entitled, without recourse in favor or Farmors, to file a lis pendens in Leon County and any other necessary counties.

3.3 Working Interest in Test Well and Additional Working Interests.

(a) Farmors’ Retained Interest shall be carried to the tanks only, in the Test Well, subject to proportionate reduction as provided in subsection 3.2(b), above. During the “carry period” Farmees will effectively own a one hundred percent (100%) working interest in the Test Well. Farmees will be obligated to pay one hundred percent (100%) of the costs associated with drilling and completing the Test Well (the “Carry”). For purposes of this Agreement, the Test Well is “completed” when the well has been drilled to total intended depth, stimulated and completed through and including the tanks in the case of an oil well, or in the case of a gas well, through either (i) the lease production facility and/or (ii) equipment and facilities such that the well would be able to produce into temporary flow lines, as applicable. After the Carry period, the ownership of the Test Well and corresponding Well Unit, insofar and only insofar as production occurs from the Test Well, shall be owned as follows:

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Figure 1

	Working Interest	Net Revenue Interest

Farmors	18.75%	14.0625%

Richland	40.625%	30.46875%

Sun Delta	20.3125%	15.234375%

Amerril	20.3125%	15.234375%

Farmors’ ORRI	0%	5%

Lessor Royalty	0%	20%

(b) For the avoidance of doubt, subsequent wells drilled pursuant to this Section shall not include substitute wells drilled pursuant to Section 2.2. Subsequent wells will be owned as follows:

Figure 2

	Working Interest	Net Revenue Interest

Farmees	0%	0%

Richland	50%	37.5%

Sun Delta	25%	18.75%

Amerril	25%	18.75%

Farmors’ ORRI	0%	5%

Lessor Royalty	0%	20%

3.4          Fee to Farmors

Farmees shall pay to Farmors a one-time fee (“Fee”) of $500,000, within forty-eight (48) hours execution of this Agreement in the following proportions: 50.00% of the Fee shall payable by Richland; 25% of the Fee shall be payable by Sun Delta; and 25% of the Fee shall be payable by Amerril. If any Farmee does not pay its proportionate share of the Fee, the other Farmee or Farmees, as applicable, shall be entitled to pay the non-paying Farmee’s proportionate share of the Fee and shall be entitled to all rights of the non-paying Farmee hereunder. Upon failure to remit its proportionate share of the Fee, the non-paying Farmee shall have no further right to earn interest pursuant to this Agreement.

Unless otherwise provided in written instructions to Farmees executed by all Farmors, 64.32501834% of this Fee shall be payable to Farmor Bancorp Holdings, 26.48569333% shall be payable to Farmor Carrier Acquisitions and 9.189288333% shall be payable to Farmor LHMF.

ARTICLE IV

OPERATIONS

Subject to removal pursuant to Section V.B.1 of the Operating Agreement, as defined hereinbelow, Richland shall be designated Operator for any well drilled and completed under this Agreement on the Subject Interests. The operations on the Well Unit for any well shall be in accordance with the terms of an Operating Agreement to be entered into by the Parties at least ten (10) days prior to the Commencement Date (the “Operating Agreement,” attached herein as Exhibit C). If there are any conflicts between the terms of this Agreement and the terms of the Operating Agreement, the terms of this Agreement shall control.

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ARTICLE V

LEASE MAINTENANCE

Farmors shall maintain the Subject Leases in full force and effect by the payment of delay rentals, minimum annual royalties, or any other lease maintenance payments that may come due under the terms of the Subject Leases. In the event that Farmors elects not to maintain any Subject Lease by the payment of delay rentals, minimum annual royalties or any other lease maintenance payments, Farmors shall give Farmees notice thereof at least thirty (30) days prior to the date any such payment shall become due, and Farmees, at their sole election, may make any such payment, and thereafter, Farmors shall have no interest in any such Subject Lease. If Farmors elect not to make any such payment and any or all of the Subject Leases terminate, Farmors shall refund the Fee in full. Farmors agree to use reasonable care and diligence in making the payments described in this Article V, provided that Farmors shall incur no liability to Farmees for the failure to make any such payment, or any failure to make the same properly, timely, in the correct amount, to the proper Party or otherwise, for whatever reason such failure may occur. Farmors shall indemnify Farmees against claims made by any third party against Farmees for Farmors’ failure to make any such payment properly, timely, in the correct amount, to the proper Party or otherwise.

ARTICLE VI

MISCELLANEOUS

6.1 Access and Information. During the drilling of the Test Well, Operator shall (i) permit Farmors’ authorized representatives to have access to the rig floor at all reasonable times, upon reasonable notice to Operator, at Farmors’ sole risk and expense, (ii) furnish to Farmors at the address indicated in the notice provisions hereof, daily drilling reports covering the preceding 24 hours operations, and giving the depth drilled, formations penetrated and any shows of oil or gas encountered, (iii) provide Farmors with sufficient prior notice of any log being run, any core samples being taken or any drillstem or production test being made so that Farmors may have a representative present, and (iv) upon request by Farmors, furnish Farmors with a copy of core samples, results of drillstem tests and field prints of any and all logs or surveys which may be run or made during drilling of the Test Well. Operator shall only be obligated to provide one complete copy of information and date required under this Section. Additional copies requested by Farmors shall be at Farmors’ sole expense.

6.2 Regulations and Agreements. This Agreement is entered into subject to all applicable laws, rules, regulations and orders of all governmental authorities having jurisdiction over the Subject Interests and to all applicable provisions, conditions, covenants and obligations, express or implied, of the Subject Leases. Subject to the terms of this Agreement, Farmees assumes and agree to fully comply with and timely perform each and every duty, obligation, covenant, provision and condition, both express and implied, arising under the Subject Leases and any intermediate assignments thereof (if any), to the extent the same are imposed upon the lessee and/or assignee thereunder.

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6.3 Confidentiality. The Parties agree that all geophysical, geological, engineering, technical, production test or other information obtained by Farmees with respect to all wells drilled hereunder shall be the property of Farmees. All such information shall be maintained by Farmors as confidential information for a period of three (3) years from the date hereof, unless all Parties agree in writing to a lesser period of time.

6.4 Termination and Survival. The failure of Farmees to commence the drilling of the Test Well as required under Section 2.1 above shall cause the forfeiture of all rights, privileges and benefits of Farmees hereunder without the necessity of any action or notice by Farmors, and Farmees shall not be entitled to any Assignment hereunder. This Agreement shall survive Farmors’ execution and delivery of any Assignment(s) hereunder and shall be binding upon Farmors and Farmees and their respective successors and assigns.

6.5 Approval of Assignment. If the Assignment of the Subject Interests requires approval of any party who is not a Party to this Agreement, including, but not limited to, any state or federal authority having jurisdiction, Farmors agree to cooperate with Farmees in Farmee’s efforts to obtain all such approvals. If any such approval cannot be obtained, Farmors and Farmees shall execute an instrument or instruments containing provisions reflecting the terms and conditions of this Agreement which, in all other respects, effectuate the provisions contained herein, but which do not violate any restrictions on assignment.

6.6 Renewals, Extensions and Acquisitions. If during the term of this Agreement, Farmors (i) renew or extend any of the Subject Leases, then all such renewals or extensions of the Subject Leases and all of Farmors’ interest in any such new leases shall be covered by this Agreement.

6.7 Force Majeure. Should any Party be prevented or hindered from complying with any obligation created hereunder, other than the obligation to pay money, by reason of fire, flood, storm, act of God, act of governmental authority, labor disputes, war, or any other cause not enumerated herein but which is beyond the reasonable control of the Party whose performance is affected, then the performance of any such obligation shall be suspended during the period of such prevention or hindrance, provided the affected Party exercises all reasonable diligence to remove the cause of force majeure. The requirement that any force majeure shall be remedied with all reasonable diligence shall not require the settlement of strikes, lockouts, or other labor difficulties by the Party involved.

6.8 Notices. Any notice required or permitted to be given under or in connection with this Agreement shall be in writing and shall be mailed by postage prepaid certified mail, return receipt requested or sent by facsimile, email or other electronic transmission. No notice shall be deemed to have been given to a Party until it is actually received by such Party at the address set forth below or until receipt of a facsimile or other electronic transmission and confirmation to sender that such facsimile or other electronic transmission has been received. All such notices shall be mailed, sent or delivered to:

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Farmors:

Bancorp Holdings, LLC

One Information Way

Suite 400

Little Rock, AR 72202

Attn: Walter Quinn

501.664.8722

wquinn@rockfncl.com

Carrier Acquisitions, LLC

One Information Way

Suite 201

Little Rock, AR 72202

Attn: John Lewis

501.664.8722

jlewis@rockfncl.com

LHMF, LLC

13355 Noel Rd., Suite 1850

Dallas, TX 75240

Attn: Lane McNamara

214.674.5825

Lm1185@aol.com

Farmees:

Richland Resources Corp.

2255 Ridge Road, Suite 100

Rockwall, TX 75087

972.722-7520

Fax: 972.722.7501

Attn: Kenneth A. Goggans, CEO

Ken.goggans@richlandcorp.com

Sun Delta Inc.

c/o U.S. King King, LLC

3721 Briarpark Drive, Suite 155

Houston, TX 77042

713.660.1620

Fax: 713.660.1627

Attn: John Kenny

jk@kennycapital.com.au

U.S. King King, LLC

3721 Briarpark Drive, Suite 155

Houston, TX 77042

713.660.1620

Fax: 713.660.1627

Attn: Ping He

phe@amerrienergy.com

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No change of address, facsimile number or email address shall become effective until written notice of such change shall have been given by the Party desiring its address, facsimile number or e-mail address changed, and same has been received by the other Party.

6.9 Relationship of the Parties. Each Party shall have the right to take in kind and separately dispose of its share of production from the Subject Interests. The respective obligations and liabilities of the Parties hereto shall be separate and each Party shall be responsible only for its own obligations. It is not the purpose or intention of this Agreement to create, and this Agreement shall never be construed as creating, a joint venture, agency, general partnership, mining partnership or other relationship whereby either of the Parties shall be liable for the acts, either of commission or omission, of the other Party hereto.

6.10 Income Tax Election. If, for federal income tax purposes, this Agreement and the operations hereunder are regarded as a partnership, Farmors and Farmees each elect to be excluded from the application of the provisions of Subchapter “K”, Chapter 1, Subtitle “A” of the Internal Revenue Code of 1986, as amended (the “Code”), as permitted and authorized by Section 761 of the Code and the regulations promulgated thereunder. Richland, as Operator under the Operating Agreement, is authorized and directed to execute on behalf of Farmors and Farmees such evidence of this election as may be required. In addition, Farmors shall execute such documents and furnish such other evidence as may be required to reflect this election. In making the foregoing election, Farmors and Farmees each acknowledge that the income derived by each from the operations hereunder can be adequately determined without the computation of partnership taxable income. If the income tax laws of the state in which the Subject Interests are located contain, or may hereafter contain, provisions similar to those in Subchapter “K”, Chapter 1, Subtitle “A” of the Code, under which a similar election is permitted, Farmors and Richland each agree that such election shall be made.

6.11 Memorandum of Farmout Agreement. Upon execution of this Agreement, Farmors and Farmees shall execute, acknowledge and deliver to each other a memorandum of this Agreement in the form of Exhibit D attached hereto (the “Memorandum”), which Memorandum shall be filed in the appropriate records of real property of Leon County, Texas.

6.12 Further Assurances. Farmors and Farmees hereby agree to execute or perform, or cause to be executed or performed, any and all further documents and things which may be necessary or appropriate to give effect to this Agreement. Without limiting the generality of the foregoing, Farmors agrees, upon request from Farmees, to execute and deliver any and all Assignments or other instruments, in recordable form, as may be necessary or appropriate to confirm title to the interests to be assigned to Farmees pursuant to the provisions of Section 3.2 hereof.

6.13 Assignment. The terms hereof shall be binding upon and shall inure to the benefit of Farmors and Farmees and their respective successors and assigns.

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6.14 Entire Agreement. This Agreement and the Exhibits hereto embody the entire agreement between the Parties and supersede any and all prior written or oral understandings or agreements relative to the subject matter hereof. No amendment, modification, extension or change to this Agreement shall be binding upon any Party hereto unless and until a written instrument evidencing such amendment, modification, extension or change has been duly executed by a duly authorized representative of both Parties.

6.15 Captions. Captions for the Sections in this Agreement are used only for identification purposes and shall have no effect upon the construction or interpretation of any part of this Agreement.

6.16 Governing Law/Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, without regard to the conflicts of law provisions thereof. The Parties hereby irrevocably agree that any dispute hereunder shall be brought in the Federal or State District Courts in Harris County, Texas.

6.17 Time of the Essence. Time is of the essence with respect to the performance of all provisions of this Agreement.

6.18 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under applicable law, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

6.19 Amendment. Any amendment or modification of this Agreement (including, without limitation, a waiver of a condition or deadline set forth in this Agreement) shall be in a writing specifically identifying this Agreement and signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.

6.20 Counterparts. This Agreement may be executed by Farmees and Farmors in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument. Execution can be evidenced by fax signatures with original signature pages to follow in due course.

6.21 Due Diligence. Farmees shall have fourteen (14) days from the execution of this Agreement to conduct due diligence upon the Subject Interests (the “Due Diligence Period”). Whether such due diligence is satisfactory to Farmees shall be determined by Farmees in their sole and absolute discretion. In the event that such due diligence reveals defects in title as to any of the Subject Leases, Farmors and Farmees agree to negotiate in good faith to determine an adequate resolution as to any title defects. However, in the event that any Farmee determines that it is not able to agree to a resolution, then this Agreement will be null and void as to all Parties and Farmors shall return the Fee to Farmees within forty-eight (48) hours of Farmees’ notice of termination for title defect(s).

[The remainder of this page intentionally left blank.]

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EXECUTED as of the date first above written.

FARMEES		FARMORS

RICHLAND RESOURCES CORPORATION		BANCORP HOLDINGS, LLC

BY:	/s/ Kenneth A. Goggans	BY:	/s/ Walter Quinn

Kenneth A. Goggans, Chief Executive Officer			Walter Quinn, Manager

SUN DELTA INC.		CARRIER ACQUISITIONS, LLC

BY:	/s/ John Kenny	BY:	/s/ J.L. Lewis

John Kenny, Authorized Representative			Manager

AMERRIL ENERGY LLC		LHMF, LLC

BY:	/s/ Ping He	BY:	/s/ Lane McNamara

Ping He, President			Manager

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Signature Page- Farmout Agreement between Bancorp Holdings, LLC, Carrier Acquisitions, LLC, LHMF, LLC and Richland Resources Corp, Sun Delta Inc., and Amerril Energy LLC.

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SCHEDULE 1.1 – LEASES

Lease Id	Lease Name	Gross Acres	Net Acres	Recording Information
2646C-0075	James Wesley Castleschouldt and wife, Evelyn Nelson Castleschouldt	71.11000000	35.55500000	11/30/2009, Book OR, Volume 1416, Page 634, Entry 00367101
2646C-0076	Dareleen Waldron	41.08000000	20.54000000	11/30/2009, Book OR, Volume 1416, Page 637, Entry 00367102
2646C-0077	T.J. Burk and wife, Charlotte Burk	87.71300000	11.88899907	11/30/2009, Book OR, Volume 1416, Page 640, Entry 00367103
2646C-0078	Garvin Ellis and wife, Mildred S. Ellis	154.50000000	141.62500000	11/30/2009, Book OR, Volume 1416, Page 643, Entry 00367104
2646C-0079	William R. Bitner, Sr. aka Bill Bitner	120.79600000	61.19650000	11/30/2009, Book OR, Volume 1416, Page 648, Entry 00367105
2646C-0080	Betty H. Wingfield West	33.55000000	6.17875000	11/30/2009, Book OR, Volume 1416, Page 651, Entry 00367106
2646C-0081	John Robert Beeler	408.20000000	397.49000000	01/11/2010, Book OR, Volume 1419, Page 920, Entry 00367863
2646C-0083	Joseph Cleveland Brewton, Jr. and wife, Winnie Franks Brewton	10.00000000	5.00000000	11/30/2009, Book OR, Volume 1416, Page 658, Entry 00367108
2646C-0087	Ronald Brandon Ellis	51.50000000	12.87500000	11/30/2009, Book OR, Volume 1416, Page 673, Entry 00367112
2646C-0088	Linda Brown Hunter	453.00000000	425.44000920	11/30/2009, Book OR, Volume 1416, Page 676, Entry 00367113
2646C-0089	Raymond Ellis and wife, Maudie Ruth Ellis	5.00000000	2.50000000	11/30/2009, Book OR, Volume 1416, Page 680, Entry 00367114
2646C-0090	Raymond Voisin and wife, Betty M. Voisin	16.00000000	4.00000000	11/30/2009, Book OR, Volume 1416, Page 683, Entry 00367115
2646C-0105	Stanley Murff and wife, Linda Murff	87.71300000	8.92124907	11/30/2009, Book OR, Volume 1416, Page 728, Entry 00367128
2646C-0106	D. Ken Price and wife, Dorothy L. Price	47.48400000	2.96775000	12/14/2009, Book OR, Volume 1417, Page 838, Entry 00367389
2646C-0108	Stanley Murff as Attorney-in-Fact for Laura Lorene Murff	108.00000000	27.55999080	11/30/2009, Book OR, Volume 1416, Page 735, Entry 00367130
2646C-0109	Diana Spiva Powell	190.00000000	95.00000000	11/30/2009, Book OR, Volume 1416, Page 738, Entry 00367131
2646C-0110	Kenneth O. Goolsby	177.36700000	36.19350000	01/11/2010, Book OR, Volume 1419, Page 908, Entry 00367860
2646C-0111	James W. Wilson	45.13000000	7.09500000	11/30/2009, Book OR, Volume 1416, Page 741, Entry 00367132
2646C-0114	LaNell Goolsby Beaird	177.36700000	18.09675000	01/11/2010, Book OR, Volume 1419, Page 916, Entry 00367862
2646C-0118	Terry Ann Garver Benner	90.00033000	7.50002720	12/14/2009, Book OR, Volume 1417, Page 846, Entry 00367391
2646C-0119	Jody Gwynn Garver	90.00033000	7.50002720	12/14/2009, Book OR, Volume 1417, Page 850, Entry 00367392
2646C-0120	Amy Ruth Garver Corless	90.00033000	7.50002720	12/14/2009, Book OR, Volume 1417, Page 854, Entry 00367393
2646C-0121	Lexi Lefkowitz	33.55000000	3.08937500	01/11/2010, Book OR, Volume 1420, Page 1, Entry 00367865
2646C-0122	Jacquelyn Sue Goolsby	177.36700000	18.09675000	01/11/2010, Book OR, Volume 1420, Page 4, Entry 00367866
		1,714.27000000	1,363.80970474

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EXHIBIT A – MAP

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EXHIBIT B – FORM OF ASSIGNMENT

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

THE STATE OF TEXAS	§
§
COUNTY OF LEON	§

THIS ASSIGNMENT OF OIL, GAS AND MINERAL LEASES (this “Assignment”) is executed and entered into by and between ______________________________ a [Texas corporation], whose address is _____________________________________________ (hereinafter called “Assignor”), and RICHLAND RESOURCES CORPORATION, a Nevada corporation, whose address is 777 Main Street, Suite 1400, Fort Worth, Texas 76102, (“Richland”), SUN DELTA, INC., a Colorado corporation (“Sun Delta”), and AMERRIL ENERGY LLC, an Oklahoma limited liability company (“Amerril”) (hereinafter called “Assignees”).

ARTICLE I

Assignment; Reservations

Section 1.1 Assignment. Assignor, for Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee, the receipt and sufficiency of which consideration are hereby acknowledged and confessed, does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN AND DELIVER unto Assignees, all of Assignor's right, title and interest in and to those oil, gas and mineral leases described on Exhibit A attached hereto (the “Subject Leases”), being a one hundred percent (100%) of the leasehold interest and a corresponding seventy-five percent (75%) net revenue interest in the Subject Leases.

Section 1.2 Reservations and Exceptions from Assignment. Assignor hereby excepts and reserves to the Assignor an undivided three-sixteenths (3/16) leasehold working interest in and to the Subject Leases insofar, and only insofar, as to production from the following well:

[WELL IDENTIFICATION].

Section 1.3 Assigned Interest Percentages. The Subject Leases are assigned to Assignees in the following percentages:

Richland	50%

Sun Delta	25%

Amerril	25%

TO HAVE AND TO HOLD the Assigned Interests unto Assignees, their successors and assigns forever, subject, however, to the matters set forth herein.

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ARTICLE II

Warranty of Title; Limitation of Warranties

Section 2.1 Warranty of Title. Assignor hereby binds itself to warrant and forever defend, all and singular, the Assigned Interests unto Assignees, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise, subject, however, to the matters set forth herein.

Section 2.2 Limitation of Warranties. Except for the warranty of title set forth in Section 2.1 above, the Assigned Interests are assigned to Assignees without warranty of any kind, express, implied or statutory.

Section 2.3 Permitted Encumbrances. The Assigned Interests are assigned and conveyed by Assignor and accepted by Assignees expressly subject to the following (the “Permitted Encumbrances”): the terms, conditions, restrictions and limitations contained in the Subject Leases and any intervening assignments through which Assignor acquired its interest in the Subject Leases.

ARTICLE III

Miscellaneous

Section 3.1 Additional Agreements. Assignor and Assignees each covenant and agree to execute and deliver to the other Party such other and additional instruments and documents as may be necessary to evidence of record the respective interests of Assignor and Assignees in and to the Assigned Interests.

Section 3.2 Taxes. All ad valorem, property, production, severance and similar taxes and assessments relative to the Assigned Interests shall be apportioned and prorated between Assignor and Assignees as of the effective date hereof.

Section 3.3 Successors and Assigns. All of the provisions hereof shall inure to the benefit of and be binding upon the respective successors and assigns of Assignor and Assignees. All references herein to either Assignor or Assignees shall include their respective successors and assigns.

Section 3.4 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one and the same assignment.

Section 3.5 No Ratification. The reference herein to the Permitted Encumbrances is for the purposes of defining the nature and extent of Assignor's warranty and shall not be deemed toratify or create any rights in third parties.

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IN WITNESS WHEREOF, the Parties hereto have executed this Assignment on the dates of the acknowledgments set forth below, to be effective, however, for all purposes, as of the___ day of ___________________, 2____.

Address:

[Street]	By:

[Street 2]	Name:

[City], Texas [Zip]	Title:

“ASSIGNOR”

RICHLAND RESOURCES CORPORATION

Address:

777 Main Street	By:

Suite 1400	Name:

Fort Worth, Texas 76102	Title:

“RICHLAND	SUN DELTA INC.

Address:

c/o US King King LLC	By:

3721 Briarpark Dr., Ste. 155	Name:

Houston, Texas 77042	Title:

“SUN DELTA”

AMERRIL ENERGY LLC

Address:

3721 Briarpark Dr., Ste. 155	By:

Houston, Texas 77042	Name:

“AMERRIL”	Title:

THE STATE OF TEXAS	§
§
COUNTY OF ___________	§

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This instrument was acknowledged before me on the day of , 201___, by ________________________, of ______________________________________________, a Texas corporation, on behalf of said corporation.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

THE STATE OF TEXAS	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on the day of , 201___, by _____________________________, of RICHLAND RESOURCES CORPORATION, a Nevada corporation, on behalf of said corporation.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

THE STATE OF TEXAS	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on the day of , 201___, by _____________________________, of SUN DELTA INC., a Colorado corporation, on behalf of said corporation.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

THE STATE OF TEXAS	§
§
COUNTY OF ___________	§

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This instrument was acknowledged before me on the day of , 201___, by _____________________________, of AMERRIL ENERGY LLC, an Oklahoma limited liability company, on behalf of said company.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

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EXHIBIT C

Joint Operating Agreement

(See attached)

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EXHIBIT D – FORM OF MEMORANDUM OF AGREEMENT

MEMORANDUM OF FARMOUT AGREEMENT

THE STATE OF TEXAS	§
§
COUNTY OF LEON	§

This Memorandum of Farmout Agreement (this “Memorandum”) is made and entered into as of the day of _____________, 201__, by and between _______________________, a Texas corporation (“Farmors”), and RICHLAND RESOURCES CORPORATION, a Nevada corporation (“Richland”), SUN DELTA, INC., a Colorado corporation (“Sun Delta”), and AMERRIL ENERGY LLC, an Oklahoma limited liability company (“Amerril”) (each a “Farmee,” collectively, “Farmees”).

WITNESSETH:

WHEREAS, Farmors, as “Farmors,” and Farmees, as “Farmee,” entered into that certain Farmout Agreement dated as of _____________, 2012 (the “Farmout Agreement”), covering and describing Farmors’ interest in and to those oil, gas and mineral leases described on Exhibit A attached hereto and made a part hereof for all purposes (collectively, the “Subject Leases”); and

WHEREAS, Farmors and Farmees desire to evidence of record the existence of the Farmout Agreement.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

This Memorandum is given to place every person on notice of the existence of the Farmout Agreement, to which reference is here made for all purposes, and the respective rights and obligations of Farmors and Farmees in and to the Subject Leases by virtue of the Farmout Agreement.

This Memorandum is not intended in any way to alter, amend or change any of the terms and conditions of the Farmout Agreement.

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IN WITNESS WHEREOF, this instrument is executed in multiple counterpart copies as of the date first hereinabove:

Address:

[Street]	By:

[Street 2]	Name:

[City], Texas [Zip]	Title:

“ASSIGNOR”

RICHLAND RESOURCES CORPORATION

Address:

777 Main Street	By:

Suite 1400	Name:

Fort Worth, Texas 76102	Title:

SUN DELTA INC.

Address:

c/o US King King LLC	By:

3721 Briarpark Dr., Ste. 155	Name:

Houston, Texas 77042	Title:

“SUN DELTA”

AMERRIL ENERGY LLC

Address:

3721 Briarpark Dr., Ste. 155	By:

Houston, Texas 77042	Name:

“AMERRIL”	Title:

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THE STATE OF TEXAS	§
§
'COUNTY OF ___________	§

This instrument was acknowledged before me on the day of , 201___, by ________________________, of ______________________________________________, a Texas corporation, on behalf of said corporation.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

THE STATE OF TEXAS	§
§
'COUNTY OF ___________	§

This instrument was acknowledged before me on the day of , 201___, by _____________________________, of RICHLAND RESOURCES CORPORATION, a [Nevada] corporation, on behalf of said corporation.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

THE STATE OF TEXAS	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on the day of , 201___, by _____________________________, of SUN DELTA INC., a Colorado corporation, on behalf of said corporation.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

23

THE STATE OF TEXAS	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on the day of , 201___, by _____________________________, of AMERRIL ENERGY LLC, an Oklahoma limited liability company, on behalf of said company.

(SEAL)

Notary Public in and for the State of Texas

My commission expires:

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EXHIBIT E – GLOSSARY OF DEFINED TERMS

“Affected Acreage” defined in Article VI.

“Assigned Interests” defined in Article III, Section 3.2(a)

“Code” defined in Article VIII, Section 8.10

“Commencement Date” defined in Article II, Section 2.1

“Commencement of actual drilling operations” defined in Article II, Section 2.2(b)

“Drilling Option Period” defined in Article II, Section 2.2(a)

“Memorandum” defined in Article VIII, Section 8.11

“Objective Depth” defined in Article II, Section 2.1

“Operating Agreement” defined in Article IV.

“Partial Assignment” defined in Article III, Section 3.2(a)

“Subject Interests” defined in Article I, Section 1.1

“Subject Leases” defined in Article I, Section 1.1

“Unit Designation” defined in Article III, Section 3.1

“Well Unit” defined in Article I, Section 1.2.

“Working Interest” defined in Article III, Section 3.3(d)

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